Earnings per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Net Income per Common Share
Earnings per Common Share
We present basic and diluted earnings per share. Basic earnings per share is calculated by dividing the net income attributable to the owners of QIAGEN N.V. by the weighted average number of common shares outstanding. Diluted earnings per share reflect the potential dilution that would occur if all “in the money” securities to issue common shares were exercised. The following schedule summarizes the information used to compute earnings per common share:

	Years ended December 31,
(in thousands, except per share data)	2012	2011	2010
Net income attributable to the owners of QIAGEN N.V.	$129,506	$96,038	$144,311

Weighted average number of common shares used to compute basic net income per common share	235,582	233,850	232,635
Dilutive effect of stock options and restrictive stock units	2,341	2,876	2,843
Dilutive effect of outstanding warrant shares	2,823	2,338	5,005
Weighted average number of common shares used to compute diluted net income per common share	240,746	239,064	240,483
Outstanding options and awards having no dilutive effect, not included in above calculation	2,906	3,995	2,152
Outstanding warrants having no dilutive effect, not included in above calculation	23,644	23,591	21,462

Basic earnings per common share attributable to the owners of QIAGEN N.V.	$0.55	$0.41	$0.62
Diluted earnings per common share attributable to the owners of QIAGEN N.V.	$0.54	$0.40	$0.60